      THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION HEREOF (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO INTEREST HEREIN OR IN THE SHARES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER HEREOF (CONCURRED IN BY COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                        ONLINE SPECIALTY RETAILING, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. 104                                                 October 5, 1998

      1. Number and Price of Shares Subject to Warrant. Subject to the terms and conditions herein set forth, Peapod, Inc. ("Peapod") is entitled to purchase from Online Specialty Retailing, Inc., a Washington corporation (the "Company"), upon surrender hereof at the principal office of the Company and payment of the purchase price at said office in cash or by check, 300,000 shares of common stock of the Company (the "Shares") at a purchase price of $3.00 per Share. The purchase price of one Share and the number of Shares purchasable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The purchase price of one Share payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."

      This Warrant is being given in consideration of Peapod's entering into a Marketing Partners Agreement (the "Marketing Agreement"). Provided that the Marketing Agreement is not terminated on or prior to February 1, 2000, this Warrant becomes exercisable on February 1, 2000 (the "Exercise Date") and shall remain exercisable pursuant to the provisions of Section 6 until the earlier of
(a) 5:00 p.m. Pacific Time on December 31, 2001, (b) thirty days following the receipt by Peapod of written notice from the Company that the Company has completed on or after December 31, 2000 an issuance and sale for not less than $500,000 in cash to one or more investors of shares of its capital stock (a "Financing Transaction"), or (c) the date, if any, on which the Marketing Agreement is terminated in accordance with its terms prior to its expiration. Such date shall be referred to herein as the "Expiration Date."

      2. Adjustments to Warrant Price and Number of Shares for Dilutive Events.

            (a) Warrant Price. The Warrant Price in effect from time to time, except as adjusted in accordance with Section 2 and Section 3 hereof, shall be $3.00 (the "Warrant Price").

            (b) Special Definitions. For purposes of this Section 2, the following definitions shall apply:

                  (i) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 2(c), deemed to be issued) by the Company after the date hereof, other than:

                        a. shares of Common Stock issued or issuable upon conversion of or in exchange for, or as a dividend or distribution on, the Company's Series A Preferred Stock;

                        b. shares of Common Stock issued or issuable at any time to employees, officers or directors of, or consultants or advisors to, the Company pursuant to any stock option plan, or other restricted stock plan or employee stock bonus program or other grant designated and approved by the Board of Directors of the Company;

                        c. shares of Common Stock issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions;

                        d. shares of Common Stock issued in connection with a merger of the Company with or into another corporation or the acquisition by the Company of another entity;

                        e. shares of Common Stock issued or issuable at any time by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock; and

                        f. any other share of Common Stock or any other securities convertible into or exchangeable or exercisable for shares of Common Stock, provided that such securities are designated as excluded from the definition of Additional Shares of Common Stock by the written consent of the holder hereof.

                  (ii) "Convertible Securities" shall mean any evidence of indebtedness, shares of capital stock (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                  (iii) "Dilutive Event" shall mean any transaction pursuant to which the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2(c)) without consideration or for a consideration (as determined in Section 2(e)) per share issued less than the Warrant Price in effect on the date of and immediately prior to such issuance.

                  (iv) "Fully-Diluted Shares" on the date of any Dilutive Event shall mean the sum of the following amounts:

                        a. the number of shares of Common Stock outstanding on the date of and immediately prior to such Dilutive Event,

                        b. the number of shares of Common Stock issuable upon conversion or exercise of any Convertible Security, or Option outstanding, and at the conversion or exercise or other purchase price in effect, on the date of and immediately prior to such Dilutive Event, and

                        c. the number of shares of Common Stock reserved for issuance, but not yet issued, pursuant to any stock option plan or other restricted stock plan or employee stock bonus program of the Company or other grant designated and approved by the Board of Directors.

                  (v) "Options" shall mean currently exercisable rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            (c) Deemed Issuance of Additional Shares of Common Stock.

                  (i) Options and Convertible Securities. In the event the Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number upon the occurrence of an event which has not yet occurred and is uncertain to occur) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, except as otherwise provided herein, be deemed to be Additional Shares of Common Stock issued as of the time such Options or Convertible Securities are issued; provided, however, that if a Dilutive Event requiring an adjustment in the Warrant Price occurs as a result of Additional Shares of Common Stock deemed to be issued pursuant to this Section 2(c), then (notwithstanding the foregoing):

                        a. no further adjustment in the Warrant Price shall be made (i) upon the subsequent issuance of shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible

      Securities, or (ii), in the case of Options for the purchase of Convertible Securities, upon the subsequent issuance of such Convertible Securities upon exercise of such Options;

                        b. if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, except as provided in this Section 2(c)(i)b, for any increase or decrease in the consideration payable to the Company, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (a "Change Event"), the Warrant Price computed upon the original issuance thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that anything to the contrary notwithstanding, if the Change Event is triggered or caused by a Dilutive Event (as defined in Section 2(b)(iii)), this Section 2(c)(i)b shall be inapplicable and no adjustment shall be made to the Warrant Price as a result of the Change Event;

                        c. upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price computed upon the original issuance thereof, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if, (i) in the case of Convertible Securities or Options for Common Stock, only the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities were issued at the time of the issuance of such Convertible Securities or Options and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options or Convertible Securities, whether or not exercised, converted, or exchanged, plus the consideration actually received by the Company upon such exercise, conversion or exchange, and (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                        d. no readjustment pursuant to clause (b) or (c) above shall have the effect of increasing the Warrant Price to an amount which exceeds the lesser of (i) the Warrant Price on the original adjustment date, or (ii) the Warrant Price that would have resulted from any other issuance of Additional

      Shares of Common Stock between the original adjustment date and such readjustment date; and

                        e. in the case of any Options which expire by their terms not more than one hundred twenty (120) days after the date of issuance thereof, no adjustment of the Warrant Price shall be made until the exercise and/or expiration of all such Options.

      In the event that a record date is established for the purpose of determining the holders of the Company's securities who shall be entitled to receive Options or Convertible Securities as a dividend or a distribution, the Options or Convertible Securities to be so distributed or issued shall, for purposes of this Section 2, be deemed to have been issued as of such record date (provided that the Warrant Price so computed shall be recomputed if such Options or Convertible Securities are not so distributed or issued).

                  (ii) Stock Dividends. In the event the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid, the only Additional Shares of Common Stock deemed to have been issued will be the number of shares of Common Stock actually issued in such dividend, and such shares will be deemed to have been issued as of the close of business on such record date, and the Warrant Price shall be recomputed accordingly.

            (d) Adjustment of Warrant Price Upon Issuance of Additional Shares of Common Stock. If a Dilutive Event shall occur at any time or from time to time after the date hereof, the Warrant Price shall be reduced, concurrently with the occurrence of such Dilutive Event, to a price determined by multiplying the Warrant Price immediately prior to such Dilutive Event by a fraction, the numerator of which shall be the sum of the number of Shares issuable pursuant to this Warrant immediately prior to such Dilutive Event plus the number of shares of Common Stock which could be purchased at such Warrant Price with the aggregate consideration received by the Company for the Additional Shares of Common Stock issued, or deemed to be issued, in connection with such Dilutive Event; and the denominator of which shall be the sum of the number of Shares issuable pursuant to this Warrant immediately prior to such Dilutive Event plus the number of Additional Shares of Common Stock issued, or deemed to be issued, in connection with such Dilutive Event. The provisions of this paragraph may be waived in any instance by the written consent of the holder hereof.

            (e) Determination of Consideration. For purposes of this Section 2, the consideration received by the Company for any Additional Shares of Common Stock shall be computed as follows:

                  (i) Cash and Property. Such consideration shall: (a) insofar as it consists of cash, be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof, but excluding amounts paid or payable for accrued interest or accrued dividends; (b) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issuance, as determined in good faith by the Board; and (c) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Directors of the Company.

                  (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 2(c), relating to Options and Convertible Securities, shall be determined by dividing: (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities; by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (iii) Stock Dividends. Any Additional Shares of Common Stock issued as stock dividends shall be deemed to have been issued for no consideration.

            (f) Rounding of Calculations; Minimum Adjustment. All calculations under this Section 2 shall be made by rounding downward to the nearest cent. Any provision of this Section 2 to the contrary notwithstanding, no adjustment in the Warrant Price shall be made if the amount of such adjustment would be less than 1% thereof, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate 1% or more of the Warrant Price then in effect.

            (g) Adjustment of Number of Shares Issuable Pursuant to this Warrant. Upon each adjustment of the Warrant Price as a result of the calculations made in this Section 2, this Warrant shall thereafter evidence the right to purchase, at the adjusted Warrant Price, that number of shares of Common Stock (calculated to the nearest one-thousandth) obtained by (i) multiplying the number of shares of Common Stock covered by this Warrant immediately prior to such adjustment by the Warrant Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Warrant Price in effect immediately after such adjustment. Subsequent to any adjustment made to the Warrant Price hereunder, this Warrant shall evidence the right to purchase, at the adjusted Warrant Price, the number of shares of Common Stock determined to be purchasable from time to time hereunder upon exercise of this Warrant, all subject to further adjustment as provided herein. Irrespective of any adjustment or change in the Warrant Price or the number of shares of Common Stock issuable upon the exercise of this Warrant, this Warrant and any Warrants theretofore or thereafter issued in replacement hereof may continue to express the Warrant Price per share of Common Stock and the number of shares of Common Stock that were expressed upon the initial issuance of this Warrant.

      3. Additional Adjustments to Warrant Price. In the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company or shares of a different par value, through recapitalization, reclassification, stock split, amendment to the Company's Articles of Incorporation or reverse stock split, the Board of Directors shall make an appropriate and proportionate adjustment in the number of Shares purchased hereunder and the Warrant Price per share.

      4. Change of Control. In connection with any Change of Control of the Company (as defined below), the Company shall make provisions for the assumption of the Warrant theretofore granted, or the substitution for this Warrant of a new Warrant covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event this Warrant shall continue in the manner and under the terms so provided. A "Change of Control" of the Company shall mean (a) any sale, consolidation, merger or recapitalization, the effect of which is a material change to the capital structure of the Company, other than such a transaction in which the holders of the Common Stock immediately prior to the transaction continue to hold a majority in interest of the voting stock of the surviving corporation immediately after that transaction, (b) any sale or other transfer of substantially all of the assets of the Company, (c) the adoption of any plan or proposal for liquidation or dissolution of the Company or (d) the consummation of any other transaction the effect of which is to cause any person not with power to direct or cause direction of the management or policies of the Company prior thereto to gain such power.

      5. No Shareholder Rights. This Warrant shall not entitle its holder to any of the rights of a shareholder of the Company until this Warrant is exercised.

      6. Exercise of Warrant.

            (a) Cash Payment. This Warrant may be exercised by the registered holder or its permitted registered assigns, in whole or in part, by the surrender of this

Warrant at the principal office of the Company, accompanied by an executed subscription form in the form attached hereto and payment in full of the Warrant Price as described above by certified or cashier's check. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of Shares with respect to which this Warrant shall not have been exercised. This Warrant (or any portion thereof) shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date.

            (b) Cashless Exercise.

                  (i) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert the entirety of this Warrant into Shares ("Converted Warrant Shares") as provided in this
Section 6(b) at any time at which this Warrant would be exercisable pursuant to
Section 1, subject to the restrictions set forth in Section 6(b)(iii) below. Upon exercise of the Conversion Right, the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Shares subject to purchase hereunder by the Fair Market Value (as defined in Section 6(b)(iv) below) of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Shares shall be determined by subtraction of the aggregate Warrant Price of the Shares from the aggregate Fair Market Value of the Shares. No fractional Shares shall be issuable upon exercise of the Conversion Right, and if the number of Shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional Share.

                  (ii) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the Expiration Date of this Warrant. Certificates for the Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within seven (7) days following the Conversion Date.

            (c) For purposes of this Section 6(b), the Fair Market Value of a Share as of a particular date shall be that value agreed upon by the Company and the holder hereof, or in the event such holder and the Company do not agree on the Fair Market

Value, the Fair Market Value shall be that value determined by an independent investment banking or valuation firm experienced in valuing companies in an industry and stage of development similar to that of the Company, mutually selected by the Company and the holder hereof. Notwithstanding the foregoing, in the event a Financing Transaction occurs within 30 days before or after notice of exercise of the Conversion Right, the Fair Market Value of a Share shall be deemed to be the price per share of Common Stock issued in such Financing Transaction.

      7. Registration Rights.

            (a) Company Registration. If (but without any obligation to do so) the Company proposes to register its common stock under the Securities Act of 1933, as amended (the "Securities Act") in connection with the public offering of such securities solely for cash (other than registrations relating solely to employee benefit plans on Form S-8 or any similar form that may be promulgated in the future, registrations relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future or registrations on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares), the Company shall, at each such time, promptly give the holder of this Warrant written notice of such registration. Upon the written request of the such holder given within twenty (20) days after the mailing of such notice by the Company, the Company shall, subject to the provisions of this Section 7, use its reasonable best efforts to cause to be registered under the Securities Act all of the Shares that such holder has requested to be registered. If a the holder of this Warrant decides not to include all of its Shares in any registration statement filed by the Company, such holder shall nevertheless continue to have the right to include any Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Notwithstanding the provisions of this
Section 7, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed registration statement, or to withdraw the same.

            (b) Obligations of the Company. Whenever required under this Section 7 to effect the registration of any Shares, the Company shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect, to such Shares and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of all securities requested to be registered thereunder, keep such registration statement effective for up to 90 days, provided, however, that the Company may cease to keep such registration statement effective if, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders to do so;

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (iii) Furnish to the holder of this Warrant such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of all securities covered by such registration statement;

                  (iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder hereof, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; and

                  (vi) Notify the holder of any Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (c) Holder's Obligation to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7, that the holder hereof shall furnish to the Company such information regarding itself, the Shares held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of its Shares and to execute such documents in connection with such registration as the Company may reasonably request.

            (d) Expenses of Registration. Except as provided otherwise, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel to the holder, incurred in connection with the underwriting, registrations, filings or qualifications pursuant to this Section 7, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the expenses paid by the Company in connection with exercise of rights to registration pursuant to this Section 7 shall be limited to those usual and customary expenses associated with a nonunderwritten offering. In all cases the selling holder shall bear the expenses of any underwriting discounts and expenses relating to its Shares and the fees and disbursements of counsel or other advisers engaged by such holder in connection with a registration.

            (e) Underwriting Requirements. The Company shall not be required under this Section 7 to include any of the holder's securities in an underwritten offering of the Company's securities unless such holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, assuming usual and customary underwriting terms. If the total amount of securities requested by shareholders to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities which the underwriters reasonably believe are compatible with the success of the offering. In such event the securities so included will be apportioned first to the Company, then pro rata among the selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

            (f) Delay of Registration. The holder hereof shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Warrant.

            (g) Indemnification. In the event any Shares are included in a registration statement under this Agreement:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless the holder hereof, the partners, officers, agents, employees and directors of such holder, any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein in light of the circumstances under which they were made, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such holder, partner, officer, agent, employee or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such holder, underwriter or controlling person.

                  (ii) To the extent permitted by law, the holder hereof shall indemnify and hold harmless the Company, each of its officers, directors, agents or employees, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other shareholder selling securities in such registration statement or any of its partners, agents, employees, directors or officers or any person who controls such shareholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, partner, agent, employee, officer, controlling person, or underwriter, or such other shareholder or director, officer, partner, agent, employee or controlling person of such other shareholder may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such holder; and such holder will reimburse any legal or other expenses reasonably incurred by the Company or such other shareholder or any such partner, agent, employee, director, officer, controlling person, or underwriter, in connection with investigating, preparing or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the holder against whom indemnity is sought, which consent shall not be unreasonably withheld; and provided, further, that the holder shall be liable, under this Section 7(g)(ii) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such holder as a result of such registration.

                  (iii) Promptly after receipt by an indemnified party under this Section 7(g) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within thirty (30) days of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(g) to the extent materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7(g).

                  (iv) If the indemnification provided for in this Section 7(g) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any expenses, losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such expense, loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a holder hereunder exceed the net proceeds from the offering received by such holder.

                  (v) The obligations of the Company and holder under this
Section 7(g) shall survive completion of any offering of Shares in a registration statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (vi) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (h) Reports Under the Securities Act. With a view to making available to the holder the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company under the Securities Act for the offering of its securities to the general public;

                  (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) furnish to the holder hereof, so long as the holder owns any Shares, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

            (i) "Market Stand-Off" Agreement. The holder of this Warrant hereby agrees that it shall not, to the extent requested by the Company as the representative of the underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Shares for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of the holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

            (j) Survival. The rights of the holder of this Warrant under this
Section 7 shall survive exercise hereof and continue in effect until the earlier of (a) the date that all Shares have been registered and sold pursuant to an effective registration statement under the Securities Act or (b) that date that such holder may sell such shares without registration under the Securities Act pursuant to Rule 144 promulgated thereunder.

      8. Transfer of Warrant. This Warrant may not be transferred by the holder without the written consent of the Company and compliance with applicable federal and state securities laws to the satisfaction of the Company.

      9. Compliance with Securities Laws.

            (a) The holder represents and agrees that this Warrant (and the Shares, if the Warrant is exercised) are purchased only for investment, for the holder's own account, and without any present intention to sell or distribute the Warrant or the Shares. The holder further acknowledges that the Shares will not be issued pursuant to the exercise of this Warrant unless the exercise of the Warrant and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act and other federal and state securities laws.

            (b) The holder of this Warrant acknowledges and agrees that this Warrant and the Shares have not been registered under the Securities Act or the securities laws of any other jurisdiction and accordingly will not be transferable except as permitted under the various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Therefore, the Warrant and Shares must be held indefinitely unless they are subsequently registered under the Securities Act and all other applicable securities or an exemption from such registration is available. The holder understands that the certificates, if any, evidencing the Shares will be imprinted with a legend which prohibits the transfer thereof unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required. The holder understands that a stop transfer instruction may be in effect with respect to transfer of the Warrant and Shares consistent with the requirements of the securities laws.

      10. Miscellaneous. This Warrant shall be governed solely by the laws of the State of Washington without regard to the conflicts of laws provisions thereof to the contrary. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be delivered in person or mailed first-class, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing. Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

ISSUED this 5th, day of October, 1998.

                                    ONLINE SPECIALTY RETAILING, INC.


                                    By: /s/ Benjamin C. Nourse
                                        ------------------------------
                                        Benjamin C. Nourse
                                        Chairman

ACCEPTED AND AGREED TO BY:

PEAPOD, INC.


By: /s/ John C. Walden
    -----------------------------

                                SUBSCRIPTION FORM

                  (To be signed only upon exercise of Warrant)

To:   Online Specialty Retailing, Inc.
      2030 First Avenue, Third Floor
      Seattle, WA  98121

      The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, __________ shares of Common Stock of Online Specialty Retailing, Inc. and herewith makes payment of $________________ for those shares, and requests that any certificates for such shares be issued in the name of, and delivered to, _________________________, whose address is
_________________________________________.

      DATED: __________________, 19__.

                                    WARRANT HOLDER:


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                                    By:
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                                    Title:
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                                    ADDRESS:


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